UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 12, 2014

RELM Wireless Corporation
(Exact Name of Registrant Specified in Charter)

Nevada
(State or other jurisdiction of incorporation)

001-32644 (Commission File Number)	59-34862971 (I.R.S. Employer Identification No.)

7100 Technology Drive, West Melbourne, FL (Address of principal executive offices)	32904 (Zip Code)

Registrant’s telephone number, including area code (321) 984-1414

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On August 12, 2014, RELM Wireless Corporation (the “Registrant”) announced its financial and operating results for the quarter ended June 30, 2014 in the press release furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information in this Report, including the Exhibit, is being furnished pursuant to Item 2.02 of Form 8-K and General Instruction B.2 thereunder.  Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933, as amended.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release dated August 12, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELM WIRELESS CORPORATION

Date: August 12, 2014	By:	/s/ William P. Kelly
William P. Kelly, Executive Vice President and Chief Financial Officer
Title

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated August 12, 2014